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                                                                   EXHIBIT 23.2



                        CONSENT OF KPMG PEAT MARWICK LLP


The Board of Directors
The Vons Companies, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



Los Angeles, California
March 5, 1997